UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2009
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices)(Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 22, 2009, Northrop Grumman Corporation issued a press release announcing its financial results for the quarter ended March 31, 2009, under the heading “Northrop Grumman Reports First Quarter 2009 Financial Results”. The press release is furnished as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits

Furnished
Exhibit 99 — Press Release dated April 22, 2009

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
April 22, 2009	By:	/s/ Joseph F. Coyne, Jr.
(Date)		(Signature)
Joseph F. Coyne, Jr.
Corporate Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.
Exhibit 99	Furnished — Press Release dated April 22, 2009